Exhibit 99.1

                              STOCK SALE AGREEMENT

AGREEMENT, dated this 22nd of March, 2005, by and between Security Intelligence Technologies, Inc., a Florida corporation with offices at 145 Huguenot Street, Ste. 310, New Rochelle, NY 10801 ("Seller"), and Menahem Cohen, whose address is Hatasia Street #3, P.O. Box 3073, Ra'anana 43214 Israel ("Purchaser").

                              W I T N E S S E T H:

      WHEREAS, Seller owns all of the issued and outstanding capital stock of CCS International, Inc., a Delaware corporation (the "Company"); and

      WHEREAS, Seller is a former officer and director of both the Company and Seller and is familiar with the business and financial condition of the Company; and

      WHEREAS, Purchaser desires to purchase all of the outstanding capital stock from Seller, and Seller desires to sell all of the outstanding capital stock of the Company to Purchaser, on and subject to the terms of this Agreement;

      WHEREAS, the Company has five wholly-owned subsidiaries; Spy Shop, Ltd. d/b/a Counter Spy Shop of Delaware, a Delaware corporation (formerly a retail store closed on January 31, 2004); Security Design Group, Inc., a New York corporation (formerly a manufacturing operation, currently inactive); Counter Spy Shop of Mayfair London, Ltd., a District of Columbia corporation (formerly a retail store closed on July 1, 2003); CCS Counter Spy Shop of Mayfair London, Ltd., a California corporation (formerly a retail store closed on January 1, 2004); and Counter Spy Shop of Mayfair, Ltd., a Florida corporation (formerly a sales office/retail store that ceased operations on March 31, 2004);

      WHEREFORE, the parties do hereby agree as follows:

      1. Seller hereby agrees to sell, convey, transfer and deliver to Purchaser, and Purchaser agrees to purchase from such Seller, all of the outstanding capital stock of the Company, which consists of eleven million nine hundred thousand (11,900,000) shares of common stock (the "Stock").

      2. The purchase price for the Stock shall consist of an initial payment of one hundred dollars ($100), payable at the Closing, as hereinafter defined, plus the Contingent Consideration, has hereinafter provided.

      3. The sale of the Stock shall take place at a closing (the "Closing") to be held at the offices of Seller contemporaneously with the execution of this Agreement or at such other place and time as may be agreed upon by the parties. The date on which the Closing occurs is referred to as the "Closing Date." At the Closing, Seller shall deliver a certificate for the Shares against payment of the initial payment provided in Section 2 of this Agreement.

      4. (a) The Contingent Consideration shall consist of five percent (5%) of the Company's and its wholly-owned subsidiaries net sales for the years 2005 through and including 2015. Payment of the Contingent Consideration shall be made on a quarterly basis, with the Contingent Consideration for each calendar quarter to be payable no later than the twentieth (20th) day of the month following the end of the calendar quarter. Thus, the payment for the quarter ending March 31, 2005 shall be payable no later than April 20, 2005. Each payment shall be accompanied by a certificate from the Company's chief financial officers setting forth the computation of net sales.

            (b) Net sales shall mean consolidated sales, less returns and allowances, of the Company and its subsidiaries, including subsidiaries, divisions and businesses acquired after the date of this Agreement, determined on an accrual basis in accordance with generally accepted accounting principles consistently applied. Purchaser shall provide Seller with unaudited quarterly financial statements, not later than forty five (45) days after the end of each


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calendar quarter, and audited year-end financial statements, not later than ninety (90) days after the end of the year. The quarterly and annual financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, provided, however, that the unaudited quarterly financials need not contain any material which would not be required in the financial statements that are included in a Form 10-QSB quarterly report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the audited year-end financial statements reflect net sales which are different from the net sales set forth on the certificates of the Company's chief financial officer pursuant to Section 4(a) of this Agreement for the applicable year, the next quarterly payment shall reflect any required adjustment; provided, however, that with respect to the payment for the quarter ended December 31, 2014, any adjustment shall be settled by a final payment from Seller to Purchaser or from Purchaser to Seller, as the case may be.

            (c) Seller shall have the right, on reasonable notice and during normal business hours to audit, by its own personnel or by accountants engaged by Seller, to review the Company's books and records to ascertain that the Contingent Consideration is being computed and paid as provided in this Agreement. Seller may exercise this right only one time in any calendar year. The audit shall be at Seller's cost and expense, provided, however, that that if the audit reveals that the Contingent Consideration due for any year is more than ten percent (10%) greater than the amount set forth in Purchaser's reports pursuant to Section 4(b) of this Agreement, the cost of audit shall be paid by Purchaser. The Company agrees, by signing this Agreement, to provide the access required by this Section 4(c).

      5. Seller represents and warrants as follows:

            (a) Seller is a corporation organized and existing under the laws of the State of Florida. All corporate and other proceedings required to be taken on the part of Seller to authorize Seller to enter into and carry out this Agreement and to sell the Stock have been duly and properly taken. Seller has full right, power and authority to enter into this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered by Seller and is the valid and binding obligation of Seller enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency and other laws of general application affecting the rights of creditors and equitable principles limiting the right to obtain specific performance or other equitable remedies.

            (b) The authorized common stock of the Company consists of fifty million (50,000,000) shares of common stock, par value $.0001 per share, of which eleven million nine hundred thousand (11,900,000) shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value $.0001 per share, none of are issued or outstanding, all such formerly issued and outstanding shares of preferred stock having been cancelled as of December 31, 2004.

            (c) Seller is the sole legal, beneficial and record owner of the Stock, and has title thereto, free and clear of any claim, lien, pledge, option, charge, security interest or encumbrance of any nature and has the right to sell the Stock to Purchaser pursuant to this Agreement.

            (d) Since January 1, 2004, Seller has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") under the Exchange Act (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The SEC Documents are available on EDGAR through the Commission's website at http://www.sec.gov. As of their respective dates, the financial statements of the Company incluced in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments); provided, however, that the SEC Documents do not reflect the separate financial statements of the Company and its subsidiaries.

            (e) Seller has not retained any broker or finder in connection with the transactions contemplated by this Agreement and is not obligated and has not agreed to pay any brokerage or finder's commission, fee or similar compensation. Seller shall indemnify Purchaser and hold Purchaser harmless from and against all manner of loss, liability, damage or expense (including reasonable legal fees and disbursements) which Seller may sustain as a result of a violation by Seller of the representation contained in this Section 5(e). This representation shall survive the Closing.


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      6. Purchaser represents and warrants to Seller as follows:

            (a) Purchaser is an accredited investor, as defined in Rule 501 of the Commission pursuant to the Securities Act of 1933, as amended, and he has been advised by counsel, to the extent he deems necessary as to the meaning of the term "accredited investor."

            (b) Purchaser has been actively involved in the activities of the Company for more than the past ten years, in the capacity of a consultant, officer and/or director and he is fully familiar with the business, financial condition and prospects of the Company. Accordingly, he understands that:

                  (i) The Company has incurred continuing losses, has significant obligations to Seller, has a substantial working capital deficit.

                  (ii) The Company has closed substantially all of its retail business.

                  (iii) Seller plans to continue to engage in its present business, and that some of the business activities presently conducted by Seller may have been conducted by the Company and its subsidiaries in the past; and

                  (iv) The Company may never operate profitably, and if it does not operate properly, without significant additional funding, it may not be able to continue in operations.

            (c) Purchaser confirms that Seller has made no representation and warranties whatsoever concerning the Company, its financial condition or its prospects, and his knowledge and understanding of the Company's business and financial condition is reflected in the purchase price.

            (d) Purchaser has not retained any broker or finder in connection with the transactions contemplated by this Agreement and is not obligated and has not agreed to pay any brokerage or finder's commission, fee or similar compensation. Purchaser shall indemnify Seller and hold Seller harmless from and against all manner of loss, liability, damage or expense (including reasonable legal fees and disbursements) which Purchaser may sustain as a result of a violation by Purchaser of the representation contained in this Section 6(d). This representation shall survive the Closing.

      7. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by authorized officers of the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter.

      8. Except as expressly provided in this Agreement, the representations and warranties of the parties shall terminate at the Closing and shall not survive the Closing.

      9. All notices provided for in this Agreement shall be made in writing and shall be sent by certified or registered mail, return receipt requested, or delivered by hand or overnight courier service which provided evidence of delivery against receipt or sent by telecopier or other similar means of communication if receipt is confirmed or transmission is confirmed as provided in this Section 9. Notice, other than by telecopier, shall be deemed given on receipt or attempted delivery, and notice by telecopier shall be deemed given when receipt is acknowledged. Notices shall be sent to the parties at the addresses set forth in the introductory paragraph of this Agreement or, if by telecopier, to the telecopier number set forth on the signature page of this Agreement. Either party may, by like notice, change the address or telecopier number to which notice shall thereafter be sent.


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      10. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such state without regard to principals of conflicts of law. Each of the parties hereby (a) irrevocably consent and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in any federal or state court in the County of New York or Westchester, State of New York, (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and (c) agrees that service may be made against such party either (i) in the manner set forth in Section 11 of this Agreement other than by telecopier or (ii) in any manner permitted under applicable law.

      11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      12. Each of the parties hereto agrees, at its own cost and expense, to execute and deliver, or to cause to be executed and delivered, all such instruments (including all necessary endorsements) and to take all such action as the other party may reasonably request in order to (a) effectuate the intent and purposes of, and to carry out the terms of this Agreement, and (b) further effect the transfer of legal, beneficial and record ownership of the Stock to Purchaser.

      13. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5 OR 6 OF THIS AGREEMENT, NO PARTY IS MAKING ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO ANY OTHER PARTY WITH RESPECT TO THE STOCK OR THE COMPANY.

                         [Signatures on following page]


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      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first aforesaid.

                             Seller:

                             Security Intelligence Technologies, Inc.



                             By: /s/ Ben Jamil
                                 --------------------------
                             Name:  Ben Jamil
                             Title: Chief Executive Officer

                             Purchaser:


                             By: /s/ Menahem Cohen
                                 --------------------------
                               Name: Menahem Cohen



The Company agrees to be bound by the provisions of Section 4(c) of this Agreement.

                             CCS INTERNATIONAL, INC.


                             By:  /s/ Menahem Cohen
                                  ----------------------
                             Name:  Menahem Cohen
                             Title: Purchaser


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